UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 22, 2019

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 8.01 under the heading “Private Placement of Operating Partnership Units” is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

Underwriting Agreement
On November 22, 2019, MGM Growth Properties LLC (the “Company”) completed an offering of 30,000,000 Class A shares representing limited liability interests (the “shares”) in a registered public offering (the “Offering”). The Company issued and sold 18,000,000 shares directly to the underwriters at closing for net proceeds of approximately $540.8 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company has also granted the underwriters a
30-day
option to purchase up to an additional 4,500,000 shares, on the same terms and conditions. In addition, the underwriters purchased, at the request of the Company, 12,000,000 shares from J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc. (or their respective affiliates) as forward purchasers (in such capacity, the “Forward Purchasers”) under the forward sale agreements (as described below under the heading “Forward Sale Agreements”). The Company received proceeds from its direct sale of 18,000,000 shares in the offering, but it did not initially receive any proceeds from the sale of shares by the Forward Purchasers.
The Offering was made pursuant to an effective registration statement on
Form S-3
(File
No. 333-218090)
(the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on May 18, 2017, a base prospectus dated May 18, 2017, a preliminary prospectus supplement dated November 19, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act, and a prospectus supplement dated November 19, 2019 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act.
In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among (i) the Company, (ii) MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), (iii) J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Evercore Group L.L.C, as representatives of the several underwriters named therein (the “Underwriters”), (iv) J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc. as forward sellers, and (v) the Forward Purchasers. Pursuant to the terms of the Underwriting Agreement, the Company, its directors, executive officers and certain other existing holders of operating partnership units agreed not to sell or transfer any shares held by them for 45 days after November 19, 2019 without first obtaining the written consent of the Underwriters, subject to certain exceptions as described in the Prospectus Supplement.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. The Underwriting Agreement is also incorporated by reference into the Company’s Registration Statement.
The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.
Forward Sale Agreements
In connection with the Offering, the Company entered into forward sale agreements (the “Forward Sale Agreements”) with each of the Forward Purchasers. In connection with the Forward Sale Agreements, the Forward Purchasers are expected to borrow and sell to the underwriters an aggregate of 12,000,000 shares that were delivered in the Offering.

Pursuant to the terms of the Forward Sale Agreements, and subject to its right to elect cash or net share settlement under certain conditions, the Company intends to deliver, upon full physical settlement of such Forward Sale Agreements on one or more dates specified by the Company occurring no later than approximately nine months following the completion of the Offering, an aggregate of 12,000,000 shares to the Forward Purchasers in exchange for cash proceeds per share equal to the applicable forward sale price, which will initially be the public offering price less the underwriting discount and will be subject to certain adjustments as provided in the Forward Sale Agreements.
The foregoing description of the Forward Sale Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Sale Agreements, which are filed as Exhibits 1.2, 1.3 and 1.4 hereto. The Forward Sale Agreements are also incorporated by reference into the Company’s Registration Statement.
The representations, warranties and covenants contained in the Forward Sale Agreements were made only for purposes of the Forward Sale Agreements and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Forward Sale Agreements and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Forward Sale Agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Forward Sale Agreements and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Forward Sale Agreements, which subsequent developments may not be fully reflected in the Company’s public disclosure.
Use of Proceeds of the Offering
The Company received proceeds from its direct sale of 18,000,000 shares in the Offering, but it did not initially receive any proceeds from the sale of shares by the forward purchasers or their affiliates. The Company plans to use the net proceeds from the sale of 18,000,000 shares in the Offering and from the physical settlement of the forward sale agreements primarily to repay a portion of the borrowings outstanding under its senior secured term loan A facility and senior secured term loan B facility, which the Company believes will well-position it to be able to agree to and consummate a potential joint venture transaction under discussion with MGM Resorts International (“MGM”) and honor any potential redemption of units representing limited partnership units in MGM Growth Properties Operating Partnership LP held by MGM for cash, should MGM elect to exercise any redemption right, if the Company decides to pursue such a transaction, or, alternatively, for general corporate purposes, which could include, among other things, financing future acquisitions or investment opportunities, working capital or to repay other indebtedness. Any proceeds received in connection with an exercise by the underwriters of their overallotment option to purchase 4,500,000 additional shares will be used to repay a portion of the borrowings outstanding under the Company’s senior secured term loan A facility or for general corporate purposes.
Statements in this
Form 8-K
that are not historical facts are “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. The Company has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, the Company’s ability to consummate any potential joint venture transaction and related transactions with MGM and/or unaffiliated third parties, and the ability to recognize any anticipated benefits from such transactions if they are consummated. These forward-looking statements involve a number of risks and uncertainties and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to the Company’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing the Company’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; the Company’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the Company’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to the Company; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in the Company’s periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.
Private Placement of Operating Partnership Units
In connection with the Offering, pursuant to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, the Operating Partnership issued 18,000,000 units to the Company in a private placement in exchange for approximately $540.8 million (representing the net proceeds from the Offering). In addition, in connection with the Forward Sales Agreements, pursuant to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, the Operating Partnership will, from time to time in connection with any issuance of shares by the Company under the Forward Sale Agreements, issue Operating Partnership units to the Company on a one-to-one
basis with the number of shares issued by the Company in such sales.
The Operating Partnership units issued to the Company have not been, and any Operating Partnership units to be issued to the Company in the future in connection with the Forward Sale Agreements are not and will not be, registered under the Securities Act, or any state securities law and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Operating Partnership issued the units to the Company, or will make any such issuances of units to the Company in connection with the Forward Sales Agreements, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder based on the Company’s status as an accredited investor, as defined in the Securities Act. The Operating Partnership is a subsidiary of the Company.
Opinion
The legal opinion of Milbank LLP regarding the validity of the shares sold in the Offering is filed as Exhibit 5.1 to this Current Report on
Form 8-K
and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 19, 2019, by and among (i) MGM Growth Properties LLC, (ii) MGM Growth Properties Operating Partnership LP, (iii) J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein, (iv) J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc. as forward sellers, and (v) JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC and Bank of America, N.A., as forward purchasers

1.2	Forward Sale Agreement, dated November 19, 2019, by and between MGM Growth Properties LLC and J.P. Morgan Securities LLC

1.3	Forward Sale Agreement, dated November 19, 2019, by and between MGM Growth Properties LLC and Morgan Stanley & Co. LLC

1.4	Forward Sale Agreement, dated November 19, 2019, by and between MGM Growth Properties LLC and BofA Securities, Inc.

5.1	Opinion of Milbank LLP

23.1	Consent of Milbank LLP (included in the opinion filed as Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: November 22, 2019	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: November 22, 2019	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary